                                                                   Exhibit 10.42



                           Building Leasing Agreement


         This Agreement is executed by Party A and Party B on August 26, 2000 in
Nanning:

Party A: Guangxi Communication Service Company
Legal representative: Gu Xiong
Address: 249 Wang Zhou Lu, Nanning

Party B: Guangxi Mobile Communication Company Limited
Legal representative: Gan Yuecai
Address: 92 Min Zu Da Dao, Nanning


Whereas:
1. In order to develop communications business and engage in normal production and operating activities, Party B needs to lease from Party A certain buildings and auxiliary facilities owned, or leased from a third party, by Party A.
2. Both Parties agree that Party A shall provide Party B with building leasing services in accordance with the terms and conditions of the Agreement.

         THEREFORE, Party A and Party B have reached the following Agreement in the principle of equality, mutual benefit and fairness through friendly consultations:



                         Article One    Leased Property

1.1 Buildings and other properties to be leased by Party A to Party B hereunder include all or part of the following:

         1.1.1    Buildings in respect of which Party A has title certificates;

         1.1.2 Buildings in respect of which Party A does not have title certificates but has obtained permanent use right under relevant documents and agreements;

         1.1.3 Buildings under Party's actual control and use notwithstanding disputes over their ownership or title due to historical or other reasons;

         1.1.4 Temporary fixtures for which Party A has obtained legal use right.

         1.1.5 Buildings or transmission masts owned by Party A; (buildings under 1.1.1 to 1.1.5 above, "Party A's Own Property")

         1.1.6 Buildings leased by Party A from a third party, in respect of which Party A has the right to sub-lease to Party B
                  ("Party A's Subleased Property").

1.2 Party A agrees to deliver to Party B the above buildings together with their existing auxiliary facilities, such as air conditioning, water, electricity, heating, power and other utilities; provided that, Party B shall pay the relevant fees and charges in accordance with the terms of this Agreement and applicable standards stipulated by relevant government authorities.



                    Article Two    Scope and Purpose of Lease

2.1 Party A agrees to lease the buildings and their auxiliary facilities (the "Leased Property") listed in the Schedules attached hereto to Party B in accordance with the terms and conditions of the Agreement (see the Schedules for the list and details of the Leased Property). Party B agrees to lease from Party A the Leased Property in accordance with the terms and conditions of the Agreement hereunder.

2.2 Party B shall use the Leased Property for placing communications equipment, office use, conducting business operations or carrying out other legal activities and shall not alter the use of the Leased Property or sublease them without Party A's consent thereto.


                    Article Three    Delivery of Leased Property

         Party A shall clean up and deliver the Leased Property to Party B upon execution of the Agreement. The Leased Property, upon delivery, shall be in good conditions satisfactory to the requirements of Party B.


                    Article Four    Payment of Rent and Relevant Fees

4.1      Payment of the rent of Party A's Own Property and other related fees:

         4.1.1 Party B agrees to pay Party A rent for Party A's Own Property and the auxiliary facilities, charges for use of relevant facilities and equipment, as well as property management fees in accordance with the provisions of the Agreement.

                  The rent for the Leased Property shall be calculated on the basis of the amounts listed in the column of "Evaluated Rent/Square Meter/Year" in the Schedules attached hereto; rent of direct current electricity generating equipment per year = original purchase price of such direct current electricity generating equipment * user's share in the total consumption of electricity (in %) * (yearly depreciation ratio of such equipment + yearly maintenance expenses of such equipment)/(1-circulation tax rate), where the yearly depreciation ratio is 16.7%, the yearly maintenance expenses of such equipment is 3.5%, and the circulation tax rate is 3.3%. Water and electricity fees shall be charged on the basis of actual consumption and in accordance with the applicable national standards. The property management fee shall be charged in accordance with the applicable national regulations. Direct current electricity fees, the water fees and the electricity fees shall be payable on a monthly basis.

         4.1.2 Party B shall pay, within 60 days upon the execution of the Agreement, the rent for the period from July 1, 2000 to December 31, 2000 for the Leased Property and the auxiliary facilities. Party A and Party B agree that the rent shall be paid on a semi-annual basis beginning from 2001. The Parties shall complete the verification of specific items and amounts of the rent by March 15 and September 15 each year. The rent of the Leased Property for the first half and second half of the year shall be paid by Party B to Party A on or before March 25 and September 25, respectively. Party A shall provide Party B with valid invoices in respect of such payment upon the settlement.

         4.1.3 Party B shall pay the rent in accordance with the provisions of the Agreement prior to the expiry of the payment period stipulated herein. If Party B fails to fulfill its obligation of payment stipulated in the Agreement, Party B shall be charged a penalty of 0.03% of the overdue and unpaid amount per day until Party B has fulfilled such obligations; in the event that Party B fails to make the payment as stipulated in the Agreement for two months, Party A shall have the right to terminate the lease to Party B of the relevant part of the Leased Property, but other parts of the Agreement shall remain valid.

         4.1.4 Party A shall pay the taxes and expenses in respect of the lease of Party A's Own Property.

4.2      Payment of rent and related fees for Party A's Subleased Property

         In respect of Party A's Subleased Property, Party A shall advise Party B the rent, the time of rent payment and the method of payment agreed upon by Party A and the third party from whom Party A subleases such property. Party B shall pay such third party directly such rent at such time and in such method as advised by Party A.

           Article Five     Use, Increase and Decrease of Leased Property

5.1 Party B shall have the right to occupy and enjoy the use of the Leased Property and the auxiliary facilities without interference in accordance with the provisions of Article 2 during the term of the Agreement.

5.2 According to its business needs, Party B may request Party A to increase or decrease the amount of the Leased Property and Party A shall give its consent if conditions permit. The Parties shall then re-determine the rent and other related fees on the basis of the amount and quality of the increased or decreased Leased Property.


                     Article Six    Fitting-out and Renovation;
                         Advertising on Leased Property

6.1 Party B has the right, upon Party A's written consent and at its own expense, to conduct any fitting-out, installation, change or improvement inside or outside the Leased Property; provided that, Party B shall ensure that:

         (1) Such fitting-out, installation, change and improvement will not in any essential way change the nature of the Leased Property;

         (2) Any construction project relating to such fitting-out, installation, change and improvement will be conducted in an appropriate way so that all the people and properties are protected and the businesses of Party A in the nearby area will not be unreasonably disturbed;

         (3) In the event that such fitting-out or renovation work endangers or causes any potential danger to the safety of the original structure, Party B shall reinstate the Leased Property and make compensation for the corresponding losses, if any.

6.2 Party B may, to the extent that it will not infringe upon Party A's interests, promote its enterprise image and businesses by hanging or posting promotional materials or in other legal ways on the side walls of the Leased Property; provided that such promotion activities shall not exceed the limits of the Leased Property. The Parties shall specify the scope of such promotion activities and locations allowed for such promotion materials when entering into lease of the Leased Property. Upon termination of the Agreement, Party B shall reinstate the Leased Property at its own expense and return the Leased Property to Party A; or, Party B shall return the Leased Property as fitted out and renovated, in which case Party A shall make appropriate compensations to Party B.


                 Article Seven    Maintenance, Repair, Replacement
                       and Improvement of Leased Property

7.1 Party A shall conduct routine maintenance, repairs, replacement and improvement of the Leased Property and the auxiliary facilities at its own expense; provided that, expenses incurred from maintenance and repairs resulted from inappropriate use by Party B shall be borne by Party B.
7.2 Party A shall immediately repair any damage to the Leased Property not caused by Party B, exert its utmost efforts to ensure the normal use by Party B of the Leased Property and bear the expenses in connection therewith. In the event that such an instance occurs and, in Party B's judgment, the damage is so serious as to affect the normal use of the Leased Property by Party B, Party B may select to issue a written notice to Party A, requesting to suspend or





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

         terminate the lease of the damaged part of the Leased Property, in which case Party B need not pay the rent for the damaged part of the Leased Property beginning from the occurrence of such damage.

7.3 Party B shall repair or compensate for damages caused by it to the Leased Property and the relevant constructions or other facilities of Party A and bear the expenses. In the event of such an instance, Party A, judging from the seriousness of the damage, may have the option to issue a written notice to Party B, requesting to suspend or terminate the lease of the damaged part of the Leased Property, to which Party B shall give its consent, in which case Party B shall pay the rent due prior to such termination for the damaged part of the Leased Property and other relevant charges.


            Article Eight    Term, Cancellation and Renewal of Agreement

8.1 The Agreement, upon execution by the authorized representatives of the Parties and affixing with their official seals, shall come into effect on August 20, 2000 and will be in effect for one year.

8.2 Unless otherwise stipulated in the Agreement or with Party B's prior written consent, Party A shall not terminate the Agreement prior to the expiration of the lease term hereunder. According to its actual needs, Party B may terminate or partially cancel the Agreement prior to the expiration of the term of the Agreement upon three month prior written notice to Party A. Within seven days after the termination of the Agreement, Party A shall refund Party B the rent for the period between the date of the termination and the expiration of the lease term.

8.3 The Agreement shall be automatically extended for one year upon Party B's six month prior written notice for extension of the lease term, unless Party A indicates otherwise in writing. The times of such extension shall be unlimited.


             Article Nine    Representations and Warranties of Parties

9.1      Each of the Parties represents and warrants to each other as follows:

         (1) It is a limited liability company duly established and in valid existence under the laws of the People's Republic of China;

         (2) It has the right and authority to enter into the Agreement and fulfill its obligations;

         (3) Its representative who will sign the Agreement has been fully authorized to do so by a valid letter of authorization or by the relevant resolution of its Board of Directors; and

         (4) Upon the execution of the Agreement and its annex attached hereto, the Agreement shall be binding upon it and can be enforced under applicable laws.





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

9.2      Party A hereby represents and warrants to Party B as follows:

         (1) Party A has the right and authority to legally own the Leased Property stipulated under the Agreement, and possesses all the relevant and complete approvals and certificates evidencing its legal ownership of the Leased Property stipulated under the Agreement, or has the right to sublease to Party B properties it leases from a third party. Party A has the right to enter into the Agreement and to lease or sublease to Party B the Leased Property stipulated in Article One (including the site and auxiliary facilities) in accordance with the terms and conditions herein; in the event that Party A's property rights and use rights to the property herein are contested in any circumstances and for whatever reasons, and Party B is unable to exercise its rights as a lessee or sustain other damages, Party A agrees to hold harmless from and indemnify Party B against any losses resulted therefrom;

         (2) Upon delivery to Party B for use, the Leased Property shall be in good conditions for normal use;

         (3) As long as Party B has paid the rent for the Leased Property and observed and fulfilled all the representations, commitments and conditions under the Agreement, Party B shall be able to freely occupy and enjoy the use of the Leased Property within the term of the Agreement without interference.

9.3 In the event that any representations or warranties made by Party A in Articles 9.1 and 9.2 above are untrue or incomplete, Party B shall have the right to terminate the Agreement at any time, in which case Party B shall have the right to claim compensation from Party A for all the actual losses Party B has sustained.

9.4      Party B hereby represents and warrants to Party A as follows:

         9.4.1 Party B will pay the relevant rent to Party A on a timely basis in accordance with the Agreement. In the event that Party B delays the rent payment for more than one day, Party B shall, in addition to payment of the rent overdue, pay, upon Party A's demand, a penalty of 0.03% of the total overdue and unpaid payment for each day overdue until Party B has completely fulfilled its obligations;

         9.4.2 Without Party A's written consent, Party B shall not sublease or transfer to a third party any part of the Leased Property or any of its rights and obligations hereunder, or change the use and purpose of the Leased Property and any utilities. Should Party B violate any of the aforesaid provisions, Party A shall have the right to request Party B to stop such conduct and pay a penalty equal to two times the proceeds from such sublease or transfer received by Party B, if any.

                  Article Ten    Undertakings and Indemnification

10.1 Unless otherwise stipulated in the Agreement, Party B shall, upon the demand of Party A, indemnify Party A against and hold Party A harmless from losses, expenses, damages, claims, actions, debts or liabilities arising from the following causes:

         10.1.1 injuries of any person or damages of property of citizens or institutions other than Party A or both Parties to the Agreement due to failure of performance or observation by Party B of the Agreement, unless such losses, expenses, damages, claims, actions, debts or liabilities were caused by Party A's gross negligence or willful misconduct or by an event of Force Majeure.

10.2 Unless otherwise stipulated in the Agreement, in the event of personal injuries or property damages within the premises of the Leased Property due to failure of Party A to fulfill its rights and obligations as stipulated in the Agreement, Party B may claim for compensation from Party A and Party A shall indemnify Party B against and hold Party B harmless from any losses, expenses, damages, claims, actions, debts or liabilities unless such events were caused by gross negligence or willful misconduct on the part of Party B or by an event of Force Majeure.

10.3 Due to historical reasons, certain Leased Property leased by Party B have not been granted with title certificates and leasing permits. The Parties agree that Party A shall obtain the aforesaid certificates and permits [Note: Agreements on obtaining such leasing permits may be reached in accordance with the applicable regulations in each province.] and Party B shall render necessary assistance. Party A shall bear all the relevant fees and expenses in the course of obtaining the aforesaid certificates and permits. Before Party A has obtained such certificates and permits, neither Party shall cancel the Agreement on the ground that Party A has not acquired the aforesaid documents, or the Party raising the issue of canceling the Agreement shall bear, in addition to its own losses, all the losses sustained by the other Party.
10.4 Party A hereby acknowledges and agrees that any dispute with a third party arising from the lack of clarity of the property rights of the Leased Property shall have no bearing on Party B, and that Party A shall resolve any contest raised by any third party over Party B's use of the Leased Property, and such contest shall not affect Party B's use of the Leased Property hereunder. Party A shall compensate Party B for any losses sustained by Party B as the result of the aforesaid reason.

                         Article Eleven    Confidentiality

11.1 Both Parties to the Agreement herein shall keep strictly confidential the operational data and information of the other Party. Neither Party shall, without the other Party's written consent, provide or disclose to any company, enterprise, organization or individual any data or information with regard to the operations of the other Party, except for circumstances stipulated by the laws of the PRC or of the listing place of China Mobile (Hong
         Kong) Limited, or by either Party, for the purpose of its reorganization, to a third party (including without limitation to, relevant government departments and all the intermediary institutions involved in the reorganization) orally or in writing.


               Article Twelve    Liabilities for Breach of Agreement

12.1 Any failure of either Party to perform any of the terms hereunder shall be deemed as breach of contract. Upon confirmation of occurrence of a breach, the breaching Party shall, within ten days of receiving a written notice from the non-breaching Party explain the circumstances of the breach, correct the breach and make written notification to the non-breaching Party to the same effect; in the event that within ten days the breaching Party has not corrected the breach or rendered any explanation in writing, the other Party shall have the right to terminate the Agreement prior to its expiration without notifying in writing the breaching Party, in which case the breaching Party shall be responsible to compensate all the economic losses thus sustained by the other Party. In the event that one Party believes that breach is nonexistent, both Parties shall consult with each other and try to resolve the issues thus caused. Should no resolution be reached through consultation, the issue shall be resolved in accordance with the dispute resolution clause herein.


                         Article Thirteen    Force Majeure

13.1 Any event or circumstance beyond the reasonable control of the Parties and could not be avoided by exercise of due care on the part of the affected Party shall be deemed as an "event of Force Majeure" and shall include, but not limited to, earthquake, fire, explosion, storm, flood, lightening, or war.

13.2 Neither Party shall bear any liability for breach of contract to the other Party for its failure to carry out all or any of its obligations hereunder as a result of an event of Force Majeure. However, the Party or Parties affected by an event of Force Majeure shall, within fifteen days of the occurrence of the such event, notify the other Party of such event of Force Majeure along with relevant documentary evidence issued by the relevant government authorities. The Party or Parties shall resume the performance of its/their obligations hereunder within a reasonable period of time after the effects of the event of Force Majeure have been eliminated.


              Article Fourteen    Governing Law and Dispute Resolution
14.1 The execution, validity, implementation, interpretation and resolution of dispute of the Agreement shall be governed by the laws of the People's Republic of China.
14.2 Any dispute arising from or in connection with the validity, interpretation or execution of this Agreement shall be settled by the Parties through friendly consultations. In the event that no resolution can be reached through





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

         consultations, either Party may submit the dispute to Nanning Arbitration Commission for arbitration in accordance with its then effective arbitration rules. Once Guangxi Mobile Communication Company Limited is transformed into a wholly foreign-owned enterprise, the dispute resolution institution will automatically change into China International Economic and Trade Arbitration Commission and any disputes shall be resolved in accordance with its then effective rules thereof in Beijing [or Shanghai]. The award of such arbitration shall be final and binding upon both Parties.

14.3 Except for matters under arbitration, the remaining part of the Agreement is still in effect during the time of arbitration.



              Article Fifteen    Assumption and Transfer of Agreement

15.1 Neither Party may assign or transfer all or any part of its rights and obligations under the Agreement to any third party without the other Party's prior written consent thereto.

15.2 In the event that Party A transfers its own buildings, Party A shall ensure that the Agreement will be equally binding upon the transferee.

15.3 Party A hereby acknowledges that Party B may be transformed into a wholly foreign-owned enterprise during the term of the Agreement without consent or acknowledgement by Party A either prior to or after the event, and that Party B's entire rights and obligations under the Agreement shall not be affected or changed on the ground that the nature of the company has changed into a wholly foreign-owned enterprise. Party A will acknowledge the legal status of such wholly foreign-owned enterprise in performing this Agreement.


                          Article Sixteen    Miscellaneous

16.1 The Agreement constitutes the entire agreement between the Parties with respect to the subject matter of the Agreement and supercedes any and all discussions, negotiations and agreements between them regarding the same subject matter prior to the execution of this Agreement.

16.2 In the performance of the Agreement, if any provision herein becomes ineffective or unenforceable as the result of implementation or amendment of law, such provision shall be ineffective to the extent that such law applies, without invalidating the remaining provisions of the Agreement. The Parties hereto have the rights to amend the provisions affected by the future implementation or amendment of law, which amendment shall constitute an integral part of the Agreement on the condition that such amendment will have no material effect on either Party's economic benefits hereunder.

16.3 Neither Party shall have the right to amend or modify this Agreement without both Parties' written confirmation thereof; the Parties, however, shall be able to enter into supplementary agreements to govern matters not considered herein.

16.4 The Agreement is signed in four counterparts. Each Party will keep two copies. The annex and/or supplementary agreements hereto are an integral part hereof and shall have the same force and effect as the Agreement.




Party A: Guangxi Communication          Party B: Guangxi Mobile
         Service Company                         Communication Company
                                                 Limited


By:        s/ Gu Xiong                  By:        s/ Gan Yuecai
   ----------------------------------      -------------------------------------
   Legal or authorized representative        Legal or authorized representative

Nanning Branch Company Subleased Properties (Buildings)

Name of Occupant of Properties: Guangxi Mobile Communication Company Limited, Nanning Branch
Base Date of Appraisal: June 30, 2000                                                                  (in RMB)
------ --------- --------- --------- ------------- --------------- ------------- -------------- ---------------
  No.  Chesterton  City     County     Name of        Detailed       Land Use      Building       Structure
       Petties                         Building       Address      Certificate     Ownership
        Ltd. No.                                                      Number      Certificate
                                                                                    Number
------ --------- --------- --------- ------------- --------------- ------------- -------------- ---------------
1      10012     Nanning   Nanning   Jingaolou     Level 13, 93                                  Frame
                                     Base          You#ai Road,
                                     Station       Nanning
                                     Building

2      10022     Nanning   Nanning   Diamond       Level 17, 66                                  Frame
                                     Plaza Base    Chaoyang
                                     Station       Road, Nanning

3      10032     Nanning   Nanning   Yinyuge       Level 15, 27                                  Frame
                                     Base          Dongge Road,
                                     Station       Nanning
                                     Building

4      10042     Nanning   Nanning   Sanyuan       Level 7, 2                                    Frame
                                     plaza Base    Zhongshan
                                     Station       Road, Nanning
                                     Building

5      10052     Nanning   Nanning   Jin*lou       Level 13, 93                                  Frame
                                     Base          You#ai Road,
                                     Station       Nanning
                                     Building

6      10062     Nanning   Nanning   Baiwanzhuang  Building No.                                  Frame
                                     Base          21, 31
                                     Station       Hengyang
                                     Building      Raod, Nanning

7      10112     Nanning   Hengxian  Baihe Base    Post Office                   Heng Building   Frame
                                     Station       of  Anping                    Ownership
                                     Building      Street, Baihe                 Certificate
                                                   Town, Hengxian                Baihe Zi  No.
                                                                                 F00109

8      10172     Nanning   Pingxiang Pingxiang     Near the                      Ping Building   Frame
                                     Movable       Local Branch                  Ownership
                                     Tower         of Pingxiang                  Certificate Zi
                                     Building      Railway                       No. 00001913
                                                   Station

9      10192     Nanning   Wuming    Yilingyan     Room 1 on                                     Brick/Concrete
                                     Movable       hilltop,
                                     Equipment     Yilingyan
                                     Room          Scenic Spot,
                                                   Wuming

10     20072     Nanning   Binyang   Xinqiao       Post Office                                   Brick/Concrete
                                     Production    of Xinqiao
                                     Building      Town, Binyang

11     20092     Nanning   Hengxian  Daqiao        Post Office                                   Frame
                                     Production    of Daqiao
                                     Building      Town,
                                                   Hengxian

12     20102     Nanning   Wuming    Luobo         Level 4 of      Guangxi-      Wu Building     Frame
                                     Production    Telecom         Wuming Xian-  Ownership
                                     Building      Production      Hua-012       Certificate Bo
                                                   Building,                     Zi No.
                                                   Luobo Town,                   0110808191
                                                   Wuming

13     20112     Nanning   Wuming    Luowei        Room 5 of       Guangxi-      Wu Building     Frame
                                     Production    Open Economic   Wuming Xian-  Ownership
                                     Building      Zone, Luowei    Hua-013       Certificate
                                                   Town, Wuming                  Luowei Zi No.
                                                                                 0110208192

14     20122     Nanning   Wuming    Wuming        Level 13 and    Guangxi-      Wu Building     Frame
                                     Telecom       15, 18 Xingwu   Wuming Xian-  Ownership
                                     Building      Avenue, Wuming  Hua-014       Certificate Zi
                                                                                 No. 0110108189



15     30012     Nanning   Shanglin  Mingliang     Level 1, 108    Process       Shang Building  Brick/Concrete
                                     Sales         Xinxing         denied*       Ownership
                                     Building      Street,                       Certificate Zi
                                                   Mingliang,                    No. 990001040
                                                   Shanglin

16     40012     Nanning   Nanning   Bao#ai Road   27-1 Bao#ai     Guangxi-                      Brick/Concrete
                                     Salvage       Road, Naning    Naning-Hua
                                     Building                      -019

17     40032     Nanning   Nanning   Bao#ai Road   27-1 Bao#ai     Guangxi-                      Brick/Concrete
                                     Original      Road, Naning    Naning-Hua
                                     Machine                       -019
                                     Repairing
                                     Room

18     40047     Nanning   Nanning   Bao#ai Road   27-1 Bao#ai     Guangxi-                      Brick/Concrete
                                     Electric      Road, Naning    Naning-Hua
                                     Cable                         -019
                                     Warehouse

19     40052     Nanning   Nanning   Screening     Telecom                                       Brick/Concrete
                                     Room of       Building, 18
                                     Minzu         Minzu Avenue,
                                     Avenue        Naning
                                     Telecom
                                     Building

20     On the    Nanning   Binyang   Binyang       Inside Post                                   Frame
       priority                      Luwei Base    Office Branch
       list                          Station       of Luwei,
                                                   Binyang

21     On the    Nanning   Binyang   Binyang       Roofing of                                    Frame
       priority                      Daqiao Base   Post Office
       list                          Station       Branch of
                                                   Luwei, Binyang
------ --------- --------- --------- ------------- --------------- ------------- --------------  ---------------
                                                                                 Total
------ --------- --------- --------- ------------- --------------- ------------- --------------  ---------------

Name of Occupant of Properties: Guangxi Mobile Communication Company Limited, Nanning Branch
Base Date of Appraisal: June 30, 2000                                (in RMB)
------ ---------  ------- -------- ---------- ---------- ------------- -----
                                    Time of
  No.  Chesterton Number  Floorage Completion  Evaluated    Remarks
       Petties    of      of         of the   Rent/Square
        Ltd. No.  Stories Buildings  Building   meters/
                          (Square    (mm/yy)      yy
                           meters)               yuan
------ ---------  ------- -------- ---------- ---------- -------------   -----
                                                                       _
1      10012      13      69.51    Jun-96     240        Commercial     |
                                                         Building &     |
                                                         10052          |
                                                                        |
                                                                        |
2      10022      17      32.00    Dec-97     240        Commercial     |
                                                         Building       |
                                                                        |
                                                                        |
3      10032      15      39.16    Jun-00     240        Commercial     |  8.81
                                                         Building       |
                                                                        |
                                                                        |
                                                                        |
4      10042      7       92.30    Jun-00     240        Office         |
                                                         Building       |
                                                                        |
                                                                        |
                                                                        |
5      10052      13      69.51    Jun-00     240        Commercial     |
                                                         Building      _|


6      10062      21      64.80    Jun-00     240        Commercial
                                                         Building

                                                                            8.1

7      10112      6       342.00   Dec-98     120        Base Station       4.1
                                                         Building




8      10172      4       335.64   May-98     180        Business          6.04
                                                         Building




9      10192      1       31.00    Mar-98     60         Base Station      0.18
                                                         Building




10     20072      4       222.00   Aug-93     100                          2.22



11     20092      6       134.38   Jun-00     120                          1.61




12     20102      4       285.58   Jan-98     120                          3.43






13     20112      4       215.51   Mar-98     130                           2.8





14     20122      16      785.83   Mar-98     180        30042 for        14.15
                                                         business
                                                         purposes,
                                                         80M2, 20122
                                                         for office
                                                         use, 785.83M2

15     30012      2       138.76   Sep-87     300                          4.16





16     40012      1       100.00   Dec-00     80                            0.8



17     40032      1       505.00   Jan 76     100                          5.05





18     40042      1       278.00   Dec-77     100                          2.78




19     40052      1       10.00    Oct-95     150                          0.15


20     On the             169.00   Apr-98     120                          2.03
       priority
       list


21     On the             300.00   Aug-97     120                          0.36
       priority
       list

------ ---------  ------- -------- ---------- ---------- ----------------------
                          3,949.98                                        58.67
------ ---------  ------- -------- ---------- ---------- ----------------------


Nanning Branch Company Subleased Properties (Fixtures)

Name of Occupant of Properties: Guangxi Mobile Communication Company Limited, Nanning Branch
Base Date of Appraisal: June 30, 2000                                                                  (in RMB)
------ --------- --------- --------- ------------- ---------- ------------- ---------- --------------  --------
  No.  Chesterton  City     County     Name of     Detailed     Land Use    Structure  Specification   Unit
       Petties                         Building    Address    Certificate
        Ltd. No.                                                 Number
------ --------- --------- --------- ------------- ---------- ------------- ---------- --------------  --------
1      50012       Nanning  Nanning   Tower Base  Gaoling                     Frame      8x8           Cubic
                                                   Village,                                             Meters
                                                   Nanning

2      50022        Nanning  Nanning   Tower Base  Shibu                       Frame      8x8           Cubic
                                                   Village,                                             Meters
                                                   Nanning

3      50032        Nanning  Nanning   Tower Base  Farm of the                 Frame      8x8           Cubic
                                                   air force,                                           Meters
                                                   Nanning

4      50042        Nanning  Nanning   Tower Base  Mingyang farm,              Frame      8x8           Cubic
                                                   Nanning                                              Meters

5      50052        Nanning  Nanning   Eighth      Fuzhe Base                  Frame      2x2           Cubic
                                       Phase       Station,                                             Meters
                                       Movable     Nanning
                                       Tower Base

6      50062        Nanning  Nanning   Eighth      Shuangding                  Frame      2x2           Cubic
                                       Phase       Base Station,                                        Meters
                                       Movable     Nanning
                                       Tower Base
------ --------- --------- --------- ------------- ---------- ------------- ---------- --------------  --------

------ --------- --------- --------- ------------- ---------- ------------- ---------- --------------  --------

------ ---------   ------------- ------------- ---------- -------------
                                    Time of
  No.  Chesterton  Quantity       Completion    Evaluated    Remarks
       Petties                      of the     Rent/Square
        Ltd. No.                  Building       meters/
                                   (mm/yy)         yy
                                                  yuan
------ ---------   ------------- ------------- ---------- -------------
1      50012         640.00         Apr-98      14,746



2      50022         640.00         Apr-98      14,746



3      50032         640.00         Apr-98      14,746



4      50042         640.00         Apr-98      14,746


5      50052          40.00         Jun-00         950




6      50062          40.00         Jun-00         950



------ ---------   ------------- ------------- ------------------------
                                                      Total:RMB 60,900
------ ---------   ------------- ------------- ------------------------

Liuzhou Branch Company Subleased Properties (Buildings)

Name of Occupant of Properties: Guangxi Mobile Communication Company Limited, Liuzhou Branch
Base Date of Appraisal: June 30, 2000                                                                 (in RMB)
------ --------- --------- --------- ------------- --------------- ------------- -------------- ---------------
 No.  Chesterton  City     County     Name of        Detailed       Land Use      Building         Structure
       Petties                         Building       Address      Certificate     Ownership
        Ltd. No.                                                      Number      Certificate
                                                                                    Number

------ --------- --------- --------- ------------- --------------- ------------- -------------- ---------------
1      10103    Liuzhou  Luzhai      Dahu Base        Dahu Brick      Leasing     Guangxi Building   Brick/
                                     Station          Factory,                    Ownership          Concrete
                                                      Shiliu River                Certificate Lu
                                                      Farm, Luzhai                Zheng Zi No.
                                                      County,                     004416
                                                      Liuzhou

2      10113    Liuzhou  Luzhai      Dongyuan Base    Shengli         Leasing     Guangxi Building   Brick/
                                     Station          Chemical                    Ownership          Concrete
                                                      Plant, Luzhai               Certificate Lu
                                                      County,                     Zheng Zi No.
                                                      Liuzhou                     004420

3      40053    Liuzhou  Liuzhou     Machine Room     Qiaodong,                                      Brick/
                                                      tanzhong                                       Concrete
                                                      Avenue,
                                                      Liuzhou



4      40063    Liuzhou  Liuzhou     Pump House       Qiaodong,                                      Brick/
                                                      tanzhong                                       Concrete
                                                      Avenue,
                                                      Liuzhou


------ ---------  ------- -------- ---------- ---------- ------------- -----
                                    Time of
  No.  Chesterton Number  Floorage Completion  Evaluated    Remarks
       Petties    of      of         of the   Rent/Square
        Ltd. No.  Stories Buildings Building    meters/
                          (Square    (mm/yy)      yy
                           meters)               yuan
------ ---------  ------- -------- ---------- ---------- ------------- -----
1      10103      1         56.25    Oct-98     100        Production  0.56






2      10113      1         56.25    Oct-98     100        Production  0.56





3      40053      2         174.72   Dec-95     120        Building    2.09
                                                           Ownership
                                                           Certificate
                                                           in the
                                                           process,
                                                           Production

4      40063      1         35.00    July-95    120        Building    0.42
                                                           Ownership
                                                           Certificate
                                                           in the
                                                           process,
                                                           Production
------ ---------  ------- -------- ---------- ---------- -------------------
                                                           Total: RMB36,300
------ ---------  ------- -------- ---------- ---------- -------------------


Baise Branch Company Subleased Properties (Buildings)

Name of Occupant of Properties: Guangxi Mobile Communication Company Limited, Baise Branch
Base Date of Appraisal: June 30, 2000                                                                    (in RMB)
------ --------- --------- -------- ----------   --------------------- --------------  --------------- ---------------
  No.  Chesterton  City     County  Name of        Detailed              Land Use         Building       Structure
       Petties                      Building       Address             Certificate        Ownership
        Ltd. No.                                                          Number         Certificate
                                                                                           Number
------ --------- --------- -------- ----------   --------------------- --------------  --------------- ---------------

1      10018     Baise   Tianyang Tianyang        Room 2, Telecom                         Yang Building   Brick/Concrete
                                  Base            Composition                             Ownership
                                  Station         Building 6, 2                           Certificate
                                                  Jiefang Road,                           Yang Zhi No.
                                                  Tianzhou Town,                          00002271
                                                  Tianyang County

2      10028     Baise   Tiandong Linfeng         Level 3, Linfeng                                        Brick/Concrete
                                  Base            Post Office,
                                  Station         Linfeng Town,
                                                  Tiandong  County,

3      10038     Baise   Tiandong Xinzhou         Inside the                                              Frame
                                  Base            Youjiang Bureau of
                                  Station         Mines, Xiangzhou
                                                  Town, Tiandong
                                                  County




4      10138     Baise   Yueye    Yueye           Room 3, Level 3,     Guangxi-Yueye      Yue Building    Frame
                                  Tele-exchange   226 Sanyue Street,   Hua-001            Ownership
                                  Building        Tongyue Town,                           Certificate
                                                  Yueye County                            Yang 2000 Zhi
                                                                                          No. A000485

5      10158     Baise   Pingguo  Xin'an*         Inside the Na*       The land is                        Brick/Concrete
                                  Primary         Primary School,      owned by Na*
                                  School          324 National Road,   Primary School
                                  Base            Pingguo County
                                  Station

6      10168     Baise   Pingguo  Pingguolv       Funfair,             The land is                        Brick/Concrete
                                  Telecom         Pingguolv, Matou     owned by the
                                  Production      Town, Pingguo        Aluminum
                                  Building        County               Company

7      10178     Baise   Baise    Yongyue         The land is rented                                      Brick/Concrete
                                  Base
                                  Station


8      10188     Baise   Baise    Baifa           On the hill of       The land is                        Brick/Concrete
                                  Base            Baifa Village,       rented
                                  Station         Baise




9      10198     Baise   Baise    Pingwei         On the hillside in   The land is                        Brick/Concrete
                                  Base            Pingwei Town,        rented
                                  Station         Yangwei County









10     20038     Baise   Pingguo  Telecom        Room 4, Level 1      Guangxi-Pingguo-   Ping Building   Frame
                                  Office         and Level 5, 19      (the land has      Ownership
                                  Building       Xinxing Street,      been included      Certificate
                                                 Pingguo Town         in the             Pingguo County
                                                                      Zhongdi            Zhi No.
                                                                      Evaluation)        20001166



                                                                         (in RMB)
------ ---------    ------- --------  ---------- ----------  -----------------------------
                                      Time of
  No.  Chesterton   Number  Floorage  Completion Evaluated    Remarks
       Petties      of      of        of the     Rent/Square
        Ltd. No.    Stories Buildings Building   meters/
                            (Square   (mm/yy)      yy
                             meters)               yuan
------ ---------    ------- --------  ---------- ----------  ------------------------------

1      10018         6       76.32    Jan-93      120        Original as the          0.92
                                                             Production
                                                             Comprehensive
                                                             Building

2      10028         3       80       Jan-97      120        Production               0.96
                                                             Comprehensive
                                                             Building

3      10040         3       133      Aug-97      120        The land, owned          1.60
                                                             by Xinzhou
                                                             Bureau of
                                                             Mines, is used
                                                             for the base
                                                             station, and
                                                             has the leasing
                                                             agreement

4      10138         3       117.28   Dec-94      120        Production               1.13
                                                             Comprehensive
                                                             Building

5      10158         1       53.2     Jun-00       84        For base                 0.45
                                                             station

6      10168         3       211.5    Mar-99      120        For base                 2.54
                                                             station

                                                                                 _
7      10178         1       133      Jan-98       72        For base             |
                                                             station, and         |
                                                             the land is          |
                                                             rented               |
                                                                                  |
8      10188         1       50       May-98       72        For base             |   1.82
                                                             station, and         |
                                                             the land is          |
                                                             rented, term         |
                                                             of the rent          |
                                                             is fifty years       |
                                                                                  |
9      10198         1       70.41    Apr-98       72        For base             |
                                                             station, and         |
                                                             the land is          |
                                                             rented from the      |
                                                             Posts and            |
                                                             Telecommunications   |
                                                             Administration,      |
                                                             fee for the          |
                                                             fifty years'         |
                                                             rent is one-off      |
                                                             paid                _|

10     20038         5       406.74   May-88      120        Originally               4.88
                                                             used as the
                                                             garage
                                                             material depot

Name of Occupant of Properties: Guangxi Mobile Communication Company Limited, Baise Branch

Base Date of Appraisal: June 30, 2000                                                                  (in RMB)
------ --------- --------- --------- ------------- --------------- ------------- -------------- ---------------
  No.  Chesterton  City     County     Name of        Detailed         Land        Building       Structure
       Petties                         Building       Address      Certificate     Ownership
        Ltd. No.                                                      Number      Certificate
                                                                                    Number
------ --------- --------- --------- ------------- --------------- ------------- -------------- ---------------
11     20068     Baise   Yueye    Yueye       Room 1, Level 1,                     Yue Building   Brick/Concrete
                                  Composition and Room 3, Level                    Ownership
                                  Building    3, 226 Sanyue                        Certificate
                                              Street, Tongyue                      2000 Zhi No.
                                              Town                                 A000482



12     30018     Baise   Tianyang Retail      Room 2, Level 1,                     Yang Building  Brick/Concrete
                                  Outlet      12 Jiefang Street,                   Ownership
                                              Tianzhou Town,                       Certificate
                                              Tianyang County                      Yang  Zhi
                                                                                   00002272

13     40108     Baise   TianLin  Maintenance 3 XinChang Road,                     Tian Building  Brick/Concrete
                                  Station     Yueli                                Ownership
                                                                                   Certificate
                                                                                   2000 Zhi No.
                                                                                   00002506

14     40158     Baise   Xilin    Warehouse   19 Xinxing Road,     Tian Guoyong    Xi Building    Frame
                                  of Xiling   Bada Town, Xilin     (2000) Zhi      Ownership
                                  Operating   County               No. 0204099-1   Certificate
                                  Department                                       Bai Zhi No.
                                                                                   792000186

15     40168     Baise   Napo     garage      Room 2, Level 1,     Guangxi-        Guangxi        Brick/Concrete
                                              38 Longquan          Xilin-Hua-002   Building
                                              Street, Chengxiang   (the land has   Ownership
                                              Town, Napo County    been included   Certificate Na
                                                                   in the          Zhi 7402244
                                                                   Zhongdi
                                                                   Evaluation)

16     40188     Baise   Yueye    warehouse   226 Buiding 1,       Na Guoyong      Yue Building   Brick/Stone
                                              Sanyue Street,       (2000) Zhi      Ownership
                                              Tongyue Town,        No. 172 (the    Certificate
                                              Yueye County         land has been   2000 Zhi No.
                                                                   included in     A000483
                                                                   the Zhongdi
                                                                   Evaluation)


------ ---------     ------- -----------  -------------    ----------  ------------- -----
  No.  Chesterton    Number  Floorage of  Time of          Evaluated    Remarks
       Petties       of      Buildings    Completion of    Rent/Square
        Ltd. No.     Stories (Square      the Building       meters/
                             (meters)     (mm/yy)              yy
                                                              yuan
------ ---------     ------- --------     ----------       ----------  ------------- -----
11     20068          3      60.21        Dec-/74          120         Office 20068    0.72
                                                                       occupies
                                                                       40.07 M2,
                                                                       operation
                                                                       30078
                                                                       occupies
                                                                       20.14M2

12     30018          4      50.00        Jul-83           216                         1.08





13     40108          1      277.07       1964              70                         1.94





14     40158          1      38.96        Jul-99            60                         0.23





15     40168          3      53.04        Jun-94           110                         0.58







16     40188          2      24.4         Jan-92            84                          0.2
------ ---------     ------- --------     ----------       ----------   -------------------
                                                                         Total: RMB 190,500
------ ---------     ------- --------     ----------       ----------   -------------------

Hechi Branch Company Subleased Properties (Buildings)

Name of Occupant of Properties: Guangxi Mobile Communication Company Limited, Hechi Branch
Base Date of Appraisal: June 30, 2000                                                                  (in RMB)
------ --------- --------- --------- ------------- --------------- ------------- -------------- ---------------
  No.  Chesterton  City     County     Name of        Detailed       Land Use      Building       Structure
       Petties                         Building       Address      Certificate   Property Title
        Ltd. No.                                                      Number      Certificate
                                                                                    Number

------ --------- --------- --------- ------------- --------------- ------------- -------------- ---------------
1          10089      Hechi  Xuanzhou  Xuanzhou        Tophill,      Xuan        Building       Brick/
                                       Base            Luodong       Guoyong     Ownership      Concrete
                                       Station         Cement        (2000) Zi   Certificate
                                       Building        Plant,        No. 8008    Xuanzhou Zi
                                                       Xuntian                   002001
                                                       Luodong
                                                       County,
                                                       Xuanzhou

2          40109      Hechi  Nandan    Nandan          Chehe                                    Brick/
                                       Base            Branch of                                Concrete
                                       Station         Nandan
                                       Building        Sales
                                                       Department

3          40129      Hechi  Hechi     Hechi           Dashan                                   Brick/
                                       Base            Tree                                     Concrete
                                       Station         Farm,
                                       Building        Hechi

4          40139      Hechi  Dahua     Dahua           2 North       Da          Da Building    Brick/
                                       Tool            Lane,         Guoyong     Ownership      Concrete
                                       Room            Dahua         (2000) Zi   Certificate
                                                       Town          No. 552     Da Zi
                                                                                 200001825

---------- --------- --------- ------- ----------       ------------- ---------------- ------------ -----

---------- --------- --------- ------- ----------       ------------- ---------------- ------------ -----

------ ---------    ------- -------- ------------ ------------- ---------------  ---------- ------------- --------
                                       Time of
  No.  Chesterton   Number  Floorage  Completion     Agreement       Title       Evaluated    Remarks
       Petties      of      of         of the       of Building    Documents    Rent/Square
        Ltd. No.    Stories Buildings  Building      Purchasing     of Sellers    meters/
                            (Square    (mm/yy)                                      yy
                             meters)                                               yuan
------ ---------    ------- -------- ------------ ------------- ---------------  ---------- ------------- --------
1          10089      1                Oct-98                                        90     Base            0.32
                              36.00                                                         Station
                                                                                            Building






2          40109      1       40.00    Mar-98                                        90     Base            0.36
                                                                                            Station
                                                                                            Building



3          40129      1       30.00    Mar-98                                        90     Base            0.27
                                                                                            Station
                                                                                            Building


4          40139      2      168.31    1990                                          100                     .68





------ ---------    ------- -------- ------------ ------------- ---------------  ---------- ----------------------
                       Total: 274.31                                                             Total: RMB 26,300
------ ---------    ------- -------- ------------ ------------- ---------------  ---------- ----------------------

Wuzhou Branch Company Subleased Properties (Buildings)

Name of Occupant of Properties: Guangxi Mobile Communication Company Limited, Wuzhou Branch
Base Date of Appraisal: June 30, 2000                                                                      (in RMB)
------ --------- --------- --------- ---------------  ---------------- ------------- -------------- ---------------
  No.  Chesterton  City      County    Name of            Detailed       Building      Land Use       Structure
       Petties                         Building           Address       Ownership     Certificate
        Ltd. No.                                                        Certificate     Number
                                                                           Number
------ --------- --------- --------- ---------------  ---------------- ------------- -------------- ---------------
1       40057     Wuzhou    Cenxi      Automatic      70               Cenxi Building                     Frame
                                       Telephone      Gongnong,        Property Title
                                       Building       Cenxi            Certificate
                                                                       City Proper
                                                                       Zi No. 1002489




2       40067     Wuzhou    Cenxi      Sales          70               Cenxi Building                     Frame
                                       Building       Gongnong,        Property Title
                                       of Post        Cenxi            Certificate
                                       and                             City Proper
                                       Telecommuni-                    Zi No. 1002489
                                       cation
                                       Office


3       40077     Wuzhou    Mengshan   Production     Level 3 of       Meng Building    Meng              Frame
                                       Building       Production       Property Title   Guoyong(2000)
                                       of             Building of      Certificate      Zi No. 498
                                       Telecommuni-   Telecommuni-     Mengshan  Zi
                                       cation         cation           No. 100841
                                                      196 Xijie,
                                                      Mengshan
                                                      County


------ ---------    ------- -------- ---------- -------------- ------------- ---------- ----------------------- -----
                                       Time of     Agreement       Title
  No.  Chesterton   Number  Floorage Completion   of Building     Document    Evaluated        Remarks
       Petties      of      of         of the      Purchasing     of Sellers Rent/Square
        Ltd. No.    Stories Buildings  Building                                meters/
                            (Square    (mm/yy)                                   yy
                             meters)                                            yuan
------ ---------    ------- -------- ---------- -------------- ------------- ---------- ----------------------- -----
1          40057       6      60.62     Dec-89                                   130          Land Use             0.8
                                                                                              Right
                                                                                              Certificate
                                                                                              is in
2          40067                                                                              the application
                                                                                              process


                       6      54.91     Sept-90                                  130          Land Use             0.7
                                                                                              Right
                                                                                              Certificate
3          40077                                                                              is in
                                                                                              the
                                                                                              application
                                                                                              process

                       4      289.85    Sept-90                                  120                               3.48







------ ---------    ------- -------- ---------- -------------- ------------- ---------- -----------------------------
                        Total 405.38
------ ---------    ------- -------- ---------- -------------- ------------- ---------- -----------------------------
                                                                                                    Total: RMB 49,800
------ ---------    ------- -------- ---------- -------------- ------------- ---------- -----------------------------

Yulin Branh Company Subleased Properties (Buildings)

Name of Occupant of Properties: Guangxi Mobile Communication Company Limited, Yulin Branch
Base Date of Appraisal: June 30, 2000                                                                  (in RMB)
------ --------- --------- --------- ------------- --------------- ------------- -------------- ---------------
  No.  Chesterton  City     County     Name of        Detailed         Land        Building       Structure
       Petties                         Building       Address      Certificate     Ownership
        Ltd. No.                                                      Number      Certificate
                                                                                    Number
------ --------- --------- --------- ------------- --------------- ------------- -------------- ---------------
1      10015     Yulin   Bobai   Retail Building   Niujiaoliu                                    Brick/Concrete
                                 of Bobai,         Hill,
                                 Jiangning Base    Jiangning
                                 Station Building  Town, Bobai











2      10025     Yulin   Bobai   Retail Building   Mao Hill,                                     Brick/Concrete
                                 of Bobai,         Songwang
                                 Songwang Town,    Town, Bobai
                                 Zhifang Station











3      40056     Yulin   Luchuan Luchuan           2, Guangming   Lu             Lu          Frame
                                 Telecommuni-      Alley          Guoyong(2000), Building
                                 cations           Luchuan,       Zi No. 01762   Ownership
                                 Guangming                                       Certificate
                                 Alley,                                          Zi No.
                                 Warehouse-2                                     00004352

4      Zhongdi-  Yulin   Guiping Guiping Shilong   Post Office                               Frame
       angeng                     Base Station     Branch,
                                                   Shilong,
                                                   Guiping,
                                                   (Yuling)



------ ---------    ------- -------- ---------- -------------- ----------- ----------- ------------- -----
                                       Time of    Agreement       Title
  No.  Chesterton   Number  Floorage Completion  on Building     Document    Evaluated    Remarks
       Petties      of      of         of the     Purchasing     of Sellers Rent/Square
        Ltd. No.    Stories Buildings  Building                               meters/
                            (Square    (mm/yy)                                  yy
                             meters)                                           yuan
------ ---------    ------- -------- ---------- -------------- ----------- ----------- ------------- -----
                                                                                                    _
1      10015        60.00  Jun-98                                                84     Building     |
                                                                                        for Base     |
                                                                                        Station,     |
                                                                                        not          |
                                                                                        accounted    |
                                                                                        for,         |
                                                                                        building     |
                                                                                        property     |
                                                                                        title        |
                                                                                        certificate  |
                                                                                        and land     |
                                                                                        certificate  |
                                                                                        in           |
                                                                                        process      |
                                                                                                     |
2      10025        20.00  Jun-98                                                84     Building     |       0.67
                                                                                        for Base     |
                                                                                        Station,     |
                                                                                        not          |
                                                                                        accounted    |
                                                                                        for,         |
                                                                                        building     |
                                                                                        property     |
                                                                                        title        |
                                                                                        certificate  |
                                                                                        and land     |
                                                                                        certificate  |
                                                                                        in           |
                                                                                        process     _|

3      40056        216.57 Oct-94                                                84                          1.82






4      Zhongdi-     30.00  Sep-97                                                84                          0.25
       angeng



------ ---------    ------- -------- ---------- -------------- ----------- ----------- ----------------------

                                                                                         Total:   RMB 217,480
------ ---------    ------- -------- ---------- -------------- ----------- ----------- ----------------------

Beihai Branch Company Subleased Properties (Buildings)

Name of Occupant of Properties: Guangxi Mobile Communication Company Limited, Beihai Branch
Base Date of Appraisal: June 30, 2000                                                                  (in RMB)
------ ---------         --------- --------- ------------- --------------- ------------- -------------- ---------------
  No.  Chesterton         City        County     Name of        Detailed       Land Use      Building       Structure
       Petties                                   Building       Address      Certificate     Ownership
        Ltd. No.                                                               Number      Certificate
                                                                                              Number

------ ---------         --------- --------- ------------- --------------- ------------- -------------- ---------------
1      10086             Beihai Pubei     Equipment Room   Top of Back                                    Brick/
                                          on the top of    Hill, Longmeng                                 Concrete
                                          Longmeng         Town
                                          Mountain, Pubei

2      10096             Beihai Ling      Equipment        Top of Liufeng                 Building        Frame
                                Hill      Room, Liufeng    Hill, Ling Hill                Ownership
                                          Hill, Ling                                      Certificate
                                          Hill,                                           Lingfang Zi
                                                                                          No. 20005914

3      10116             Beihai Ling     Equipment        Equipment        Ling          Building        Brick/
                                Hill     Room, Tanwei,    Room,            Hill-Hua-     Ownership       Concrete
                                         Ling Hill        Tele-            2000-1        Certificate
                                                          communications                 Lingfang Zi
                                                          Branch of                      No. 20005908
                                                          Tanwei, Ling
                                                          Hill

4      10168             Beihai Ling      Bungalow of      Bungalow of      Dong          Building        Brick/
                                Hill      Dongxing Posts   Dongxing Posts   Guoyong       Ownership       Concrete
                                          and              and              (2000), Zi    Certificate
                                          Tele-            Tele-            No. A2966     Dongxing Town
                                          communication    communication                  Zi No. 0101389
                                                           Xinhua Road

5      20086             Beihai Dongxing  Composition      Level 4-6,       Dong          Building        Frame
                                          Building of      Composition      Guoyong       Ownership
                                          Dongxing Posts   Building of      (2000), Zi    Certificate
                                          and              Dongxing Posts   No. A2967/    Dongxing Town
                                          Tele-            and              Dong          Zi No. 0200053
                                          communication    Tele-            Guoyong
                                                           communication    (2000), Zi
                                                           Jiangping Town,  No. B2967

6      30016             Beihai Benbu     Block 4,         Block 4,         Land          Beifang         Brick/
                                          Dormitory of     Dormitory of     Entitlement   Building        Concrete
                                          Zhongxingdong    Zhongxingdong    Certificate   Ownership
                                          Posts and        Posts and        02/ Bei       Certificate
                                          Tele-            Tele-            Guoyong       (2000) Zi No.
                                          communication    communication                  00007592
                                                           171, Beihai, 5   (2000), Zi
                                                           blocks           No. B00626
                                                          altogether
                                                          counting from
                                                          the West

7      40106             Beihai Ling      House for        House for        Ling          Building        Steel
                                Hill      Removable        Removable        Hill-Hua-     Ownership       Reinforced
                                          Materials        Materials, 17,   2000-5/       Certificate     Concrete
                                          (Warehouse)      Youyi Road,      Ling          Lingfang Zi
                                                           Lingcheng Town   Guoyong       No. 20006911
                                                                            (2000), Zi
                                                                            No.
                                                                            01-2058-1
8      Zhongdiangeng    Beihai            Base Station,    Top of                                              Frame
                        Qinzhou           Dadong, Qinzhou  Government
                                                           Office
                                                           Building,
                                                           Dadong Town,
                                                           Qinzhou



------ ---------     ------- -------- ---------- ---------- ------------------- -----
                                       Time of
  No.  Chesterton    Number  Floorage Completion  Evaluated        Remarks
       Petties       of      of         of the   Rent/Square
        Ltd. No.     Stories Buildings Building    meters/
                             (Square    (mm/yy)      yy
                              meters)               yuan
------ ---------     ------- -------- ---------- ---------- -------------------  -----
                                                                              _
1      10086             1      9.00         98          96         Equipment  |
                                                                    Room, Rent |
                                                                    on Credit  |
                                                                               |
                                                                               |
2      10096             2      147.94       Mar-96      96         Equipment  |  1.95
                                                                    Room       |
                                                                               |
                                                                               |
                                                                               |
                                                                               |
3      10116             1      46.58        Jun-00      96         Equipment  |
                                                                    Room, Rent |
                                                                    on Credit _|




4      10168             1      26.00        Jun-66      84         Equipment      0.22
                                                                    Room




5      20086             6      910.64       Jun-97      180        For Office     16.4
                                                                    (including
                                                                    10146 Base
                                                                    Station of
                                                                    36 sqm)




6      30016             4      148.37       Jan-94      240        Commercial     3.56
                                                                    Building









7      40106             2      346.43       Jan-77      120        Warehouse     4.15







8      Zhongdiangeng            32.00        Jul-97      84                       0.27

